SmartTrust 600, 601, 604, 605, 606, 607, 610, 611, 613, 614, 615, 616, 617, 618 and 619

Supplement to the Prospectus

Notwithstanding anything to the contrary in each Fund’s prospectus, the following is added under “Public Offering—Discounts”:

“Certain Self-Directed Brokerage Platforms.  Purchases of units through E*TRADE and/or any other Morgan Stanley self-directed brokerage platform will be executed at the public offering price less the portion of the transactional sales fee that would be paid to distribution firms. Such purchases are subject to the creation and development fee that is retained by the sponsor. This discount applies during the initial offering period and in the secondary market.”

Supplement Dated: July 20, 2023